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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported October 24, 1996

                            AW Computer Systems, Inc.
             (Exact name of registrant as specified in its charter)

         New Jersey                    0-10329                 22-1991981
(State or other jurisdiction   (Commission File Number)     (IRS Employer
       of incorporation)                                 Identification Number)


             9000A Commerce Parkway, Mount Laurel, New Jersey 08054
               (Address of principal executive offices)(Zip Code)

        Registrant's telephone number, including area code (609) 234-3939



                                       N/A
         (Former name or former address, if changed since last report.)


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Item 4.   Changes in Registrant's Certifying Accountant.

          (a)  On  October  24,  1996,  Coopers  &  Lybrand  L.L.P. (the "Former
Accountants") terminated the relationship with AW Computer Systems, Inc. (the "Registrant") as the Registrant's certifying accountant.

          During the past two fiscal years, the Former Accountants' report on the financial statements of the Registrant did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. However, the report did contain an explanatory paragraph regarding the Company's ability to continue as a going concern.

          During the past two fiscal years and the interim period preceding such resignation, there were no disagreements with the Former Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

          (b) The Board of Directors of the Registrant voted to retain the firm of Moore Stephens, P.C. (the "New Accountants") on October 28, 1996. During the Registrant's two most recent fiscal years and any subsequent interim period, the New Accountants were not consulted regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered with regard to the Registrant's financial statements; or (iii) any disagreements or reportable events, as such terms are defined in Item 304 of Regulation S-K.

Item 7.   Exhibits

          16   Letter of Coopers & Lybrand L.L.P.


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                                    Signature

In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     AW COMPUTER SYSTEMS, INC.
                                                     (Registrant)


Date:  October 30 1996                               /s/Charles F. Trapp
                                                     Charles F. Trapp
                                                     Vice President, Finance

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                                  EXHIBIT INDEX

      16            Letter of Coopers & Lybrand L.L.P.              Page 5.

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                                                                      EXHIBIT 16



October 30, 1996





Office of Chief Accountant
SECPS Letter File
Securities and Exchange Commission
Mail Stop 11-3
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:      AW Computer Systems, Inc.
         File No. 0-10329

Gentlemen:

We have read the statements made by AW Computer Systems, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report for the month of October 1996. We agree with the statements concerning our Firm in such Form 8-K.

Sincerely,



/s/Coopers & Lybrand L.L.P.
Coopers & Lybrand L.L.P.